Exhibit 10.1


                                AMENDMENT NO. 3
                                      TO
                             AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of October 19, 2006 (this "Amendment"), is entered into by and among WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for Lenders (in such capacity, "Agent") and as a Lender, THE CIT GROUP BUSINESS CREDIT, INC., as a Lender, FEDDERS NORTH AMERICA, INC., a Delaware corporation, and the other Borrowers party to the Loan Agreement referred to below, FEDDERS CORPORATION, a Delaware corporation, and the other Guarantors party to the Loan Agreement.

                             W I T N E S S E T H:

         WHEREAS, Agent, Lenders, Borrowers and Guarantors are party to that certain Amended and Restated Loan and Security Agreement, dated as of January 31, 2006, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of February 15, 2006 and Amendment No. 2 to Loan and Security Agreement, dated as of August 11, 2006 (the "Loan Agreement"); and

         WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to make additional short term supplemental term loans as part of the Supplemental Term Loan and extend the maturity date of the Supplemental Term Loan from October 15, 2006 to [*]; and Agent and Lenders are willing to agree to the foregoing, on and subject to the terms and conditions set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and the representations, warranties and covenants set forth herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

         1. Definitions. All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement.

         2. Additional Definitions. Section 1 of the Loan Agreement is hereby amended to include, in addition and not in limitation, the following defined terms:

                           "Amendment No. 3" shall mean Amendment No. 3 to
                  Loan and Security Agreement, dated as of October __, 2006, executed among Agent, Required Lenders, Borrowers and Guarantors.

*Confidential information has been omitted pursuant to a request to the Securities and Exchange Commission for confidential treatment. The information has been separately filed with the Commission.

                           "Amendment No. 3 Effective Date" shall mean the
                  date on which all conditions precedent to the effectiveness of Amendment No. 3 have been fully satisfied, as determined by Agent.

                           "Giordano" shall mean Sal Giordano, Jr., an
                  individual residing at 31 Peachcroft Drive, Bernardsville, New Jersey 07924.

                           "Giordano Contributions" shall mean equity
                  contributions invested in and/or loans made by Giordano to Borrowers at any time from and after the Amendment No. 3 Effective Date, provided that, (a) such loans shall be unsecured and by their terms shall provide that all payments of principal and interest with respect thereto shall be subordinated to the prior payment in full of the Supplemental Term Loan and (b) such equity investments and such loans shall be made pursuant to documentation executed among Giordano, Borrowers and Guarantors in form and substance satisfactory to Agent.

                           "Koppel" shall mean Fedders Koppel, Inc., a
                  corporation organized under the laws of the Philippines.

                           "Koppel Sale" shall mean the sale and transfer or
                  other disposition by Fedders International of all, or substantially all, of the Capital Stock of Fedders Koppel in a single transaction or in a series of related transactions, or the sale and transfer by Fedders Koppel of all, or substantially all, of its assets and properties in a single transaction or in a series of related transactions.

                           "Polenz" shall mean Polenz GmbH, a corporation
                  organized under the laws of Germany.

                           "Polenz Sale" shall mean the sale and transfer or
                  other disposition by Fedders International of all, or substantially all, of the Capital Stock of Polenz in a single transaction or in a series of related transactions, or the sale and transfer by Polenz of all, or substantially all, of its assets and properties in a single transaction or in a series of related transactions.

                           "Rotorex Sale" shall mean the sale and transfer or
                  other disposition of the Rotorex Real Property by Rotorex.

                           "IAQ" shall mean, collectively, the internal air
                  quality business of each of Trion and Envirco and their respective assets and properties owned in connection therewith, including, without limitation, all Inventory now or hereafter related to such business and all Accounts now or hereafter arising with respect to such Inventory.

                           "IAQ Sale" shall mean either the sale by FNA of the
                  all, or substantially all, of the Capital Stock of Trion in a single transaction or in a series of related transactions, or the sale by Trion and Envirco of all, or substantially all, assets and properties comprising IAQ in one transaction or in a series of related transactions."

         3. Amendment to Existing Definitions. The definition of Supplemental Term Loans set forth in the Loan Agreement (as included therein pursuant to Amendment No. 2) is hereby amended and restated in its entirety to read as follows:

                           "Supplemental Term Loan" shall mean, collectively,
                  the supplemental term loans in the principal amount of $3,000,000 made by Lenders to Borrowers pursuant to, and on the terms and conditions set forth in, Amendment No. 2 and the additional supplemental term loans made by Lenders to Borrowers pursuant to, and on the terms and conditions set forth in, Amendment No. 3."

         4. Supplemental Term Loans.

            (a) In addition to, and not in limitation of, the existing Supplemental Term Loan outstanding immediately prior to the Amendment No. 3 Effective Date and the Revolving Loans which have been previously made and may hereafter be made (subject to the terms of the Loan Agreement) by Agent and Lenders to Borrowers, at Borrowers' and Guarantors' request, as a one-time accommodation to Borrowers, Lenders have agreed to make additional Supplemental Term Loans to Borrowers as follows: (i) on the Amendment No. 3 Effective Date, Lenders shall make their Pro Rata Share of additional Supplemental Term Loans to Borrowers in an aggregate amount of $5,500,000 and
(ii)on such date that Agent has received evidence satisfactory to Agent that Borrowers have received Giordano Contributions in an aggregate amount of not less than $1,500,000 and provided no Default or Event of Default shall have occurred and be continuing, Lenders shall make their Pro Rata Share of additional Supplemental Term Loans to Borrowers in an aggregate amount of $1,500,000 (i.e., after giving effect thereto, the total Supplemental Term Loans then outstanding shall be in the aggregate amount of $10,000,000). The Supplemental Term Loans made pursuant to this Amendment shall be added to and consolidated with the Supplemental Term Loan outstanding immediately prior to the Amendment No. 3 Effective Date and, as so consolidated, shall constitute the Supplemental Term Loan for all purposes of the Loan Agreement and the other Financing Agreements, shall be secured by all of the Collateral and shall be made within the limits of the Maximum Credit. The proceeds of the Supplemental Term Loan made by Lenders to Borrowers from and after the Amendment No. 3 Effective Date shall be used by Borrowers, and Agent shall accordingly apply all of such proceeds, solely to repay to Agent, for the benefit of Lenders, then outstanding Revolving Loans.

            (b) Borrowers shall pay interest to Agent, for the benefit of Lenders, on the outstanding principal amount of the Supplemental Term Loan (including, without limitation, that portion of the Supplemental Term Loan made by Lenders to Borrowers pursuant to this Amendment) at an annual interest rate equal to the Prime Rate plus two and one-half percent (2.5%) and otherwise in accordance with Section 3.1 of the Loan Agreement.

Notwithstanding anything to the contrary set forth in the Loan Agreement, the Supplemental Term Loan shall at all times constitute a Prime Rate Loan and Borrowers shall have no right to elect to convert the Supplemental Term Loan, or any portion thereof, to a Eurodollar Rate Loan.

            (c) Borrowers shall have the right to prepay the Supplemental Term Loan, or any portion thereof, at any time without premium or penalty, provided that, Borrowers shall have no right to re-borrow any amounts of the Supplemental Term Loan which are at any time prepaid. Subject to Borrowers' obligation to make mandatory prepayments of the Supplemental Term Loan in accordance with paragraph 4(d) below, unless earlier demanded in accordance with the terms of the Loan Agreement, the outstanding principal balance of the Supplemental Term Loan shall be due and payable in full to Agent, for the benefit of Lenders, without notice or demand, [*]. In addition to, and not in limitation of, all other Events of Default set forth in Section 10 of the Loan Agreement, failure of Borrowers to pay the Supplemental Term Loan in full to Agent on or before [*] shall constitute an additional Event of Default under the Loan Agreement.

            (d) Notwithstanding anything to the contrary contained in paragraph 4(c) of this Amendment, Borrowers shall be obligated to make a mandatory prepayment of the Supplemental Term Loan upon the occurrence of the Rotorex Real Property Sale, the Koppel Sale and/or the IAQ Sale, in each case in accordance with the provisions of paragraph 5 of this Amendment.

         5. Payments from Asset Sales. Notwithstanding anything to the contrary contained in the Loan Agreement (including, without limitation, in Section 6.4(a) thereof) and/or in this Amendment, Borrowers shall remit to Agent, or cause to be remitted to Agent, all proceeds of the Rotorex Sale, the Polenz Sale, the Koppel Sale and the IAQ Sale (in each case, net of all ordinary costs and expenses directly paid by Borrowers in connection with the consummation of such sale, including, without limitation, attorneys' fees and expenses of outside counsel to Borrowers with respect to such sale, and being herein referred to as "net proceeds") and all of such net proceeds shall be applied in accordance with this paragraph 5:

            (a) Rotorex Sale: The net proceeds of the Rotorex Real Property Sale shall be applied as follows: first, to the payment in full of the principal balance of the Rotorex Real Property Term Loan then outstanding, second, to the payment in full of the aggregate amount of that portion of Revolving Loans then outstanding which were made by Lenders to Borrowers with respect to Rotorex Real Property Availability, third, to the payment and satisfaction in full of the Supplemental Term Loan and fourth, any remaining net proceeds will be applied to the Revolving Loans then outstanding.

            (b) Polenz Sale: Provided no Default or Event of Default shall have occurred and be continuing at the time of the Polenz Sale, the net proceeds of the Polenz Sale may be retained by Borrowers and used by them for their general working capital purposes not otherwise prohibited by the Loan Agreement.

*Confidential information has been omitted pursuant to a request to the Securities and Exchange Commission for confidential treatment. The information has been separately filed with the Commission.

            (c) Koppel Sale: The net proceeds of the Koppel Sale shall be applied as follows: first to the payment in full of the Supplemental Term Loan and second, any remaining net proceeds shall be applied to the Revolving Loans then outstanding.

            (d) IAQ Sale: The net proceeds of the IAQ sale shall be applied as follows: first, to the payment in full of all Revolving Loans then outstanding which were made by Lenders to Borrowers with respect to Accounts and/or Inventory which constituted assets of IAQ, second, to the payment in full of the Supplemental Term Loan, and third, any remaining net proceeds will be applied to the Revolving Loans then outstanding.

         6. Availability Block. As a condition to Lenders' agreement to enter into this Amendment and to make additional Supplemental Term Loans on and subject to the terms and conditions contained herein, the parties hereto have agreed that, effective as of the Amendment No. 3 Effective Date, (a) Agent shall establish a permanent borrowing availability block of $10,000,000, and
(b) the Inventory Loan Limit shall be reduced to $30,000,000 and shall be thereafter increased to $40,000,000 on such date as the Supplemental Term Loan has been paid in full. In order to effectuate the foregoing, the definition of Borrowing Base and of Inventory Loan Limit set forth in Sections 1.15 and 1.78 of the Loan Agreement, respectively, are each hereby amended and restated in their entirety to read as follows:

                           "1.15    "Borrowing  Base" shall mean,  at any time
                   the amount equal to:

                           (a) the amount equal to: (i) the Applicable
                  Percentages of the Eligible Accounts of Borrowers, plus (ii) the Applicable Percentages of the Eligible Accounts of Fedders Canada, plus (iii) the lesser of (A) the Inventory Loan Limit or (B) the sum of: (1) the Applicable Percentages of the Value of the Eligible Inventory of Borrowers consisting of finished goods, plus (2) the Applicable Percentages of the Value of the Eligible Inventory of Borrowers consisting of raw materials, plus (3) the Applicable Percentages of the Value of FNA's Eligible Imported Inventory, plus (4) the Applicable Percentages of the Value of FNA's CareCo Inventory, plus (v) the Rotorex Real Property Availability, minus

                           (b) the amount of $10,000,000, minus

                           (c) Reserves.

                           For purposes only of applying the Inventory Loan
                  Limit, Agent may treat the then undrawn amounts of outstanding Letters of Credit for the purpose of purchasing Eligible Inventory as Revolving Loans to the extent Agent is in effect basing the issuance of the Letter of Credit on the Value of the Eligible Inventory being purchased with such Letter of Credit. In determining the actual amounts of such Letter of Credit to be so treated for purposes of the sublimit, the outstanding Revolving Loans and Reserves shall be attributed first to any components of the lending formulas set forth above that are not subject to such sublimit, before being attributed to the components of the lending formulas subject to such sublimit. The amounts of Eligible Inventory of Borrowers shall, at Agent's option, be determined based on the lesser of the amount of Inventory set forth in the general ledger of Borrowers or the perpetual inventory record maintained by Borrowers."

                           "1.78 "Inventory Loan Limit" shall mean (a)
                  $30,000,000 at all times from and after the Amendment No. 3 Effective Date through and including the date on which the Supplemental Term Loan has been paid in full and (b) $40,000,000 at all times subsequent to the date on which the Supplemental Term Loan has been paid in full."

         7. Amendment of Consolidated EBITDA. At Borrowers' request, Agent and Required Lenders have agreed that (a) the Consolidated EBITDA financial covenant set forth in Section 9.17 of the Loan Agreement shall not be tested and shall be waived for the ten (10) months ended October 31, 2006 and for the eleven (11) months ended November 30, 2006 and (b) such covenant, as set forth in Section 9.17 and in Schedule 9.17 to the Loan Agreement, shall be amended by (i) deleting from Section 9.l7 the introductory phrase thereto, "At all times that a Covenant Trigger Event has occurred and is continuing," and (ii) by deleting such Schedule 9.17 currently appended to the Loan Agreement and substituting therefor Schedule 9.17 appended to this Amendment.

         8. Financial Consultant. In order to induce Agent and Lenders to enter into this Amendment and make the additional Supplemental Term Loans provided for herein, Borrowers covenant and agree with Agent and Lenders that they shall continue to retain RAS Management or another financial consultant satisfactory to Agent and Lenders (the "Financial Consultant") for a period ending no earlier than the payment in full of the Supplemental Term Loan, provided that, the scope of engagement of the Financial Consultant and the Financial Consultant's retention agreement shall each be satisfactory to Agent and Lenders. Among other things, such retention agreement shall provide that Borrowers irrevocably authorize and direct the Financial Consultant to deliver to Agent and Lenders, at Borrowers' expense, copies of any reports prepared by the Financial Consultant on behalf of any Borrower or Guarantor and to disclose to Agent and Lenders such information as the Financial Consultant may have regarding the business of any Borrower and Guarantor. The Financial Consultant shall be retained at Borrowers' sole cost and expense and Wachovia shall have no responsibility to Borrowers or Guarantors for any acts or omissions of the Financial Consultant. Without limiting the generality of the foregoing, Financial Consultant shall assist Borrowers in providing Agent and Lenders with 13-week rolling cash flow statements for Borrowers and Guarantors, in form and substance satisfactory to Agent and Lenders (including projected cash flow and actual results on a comparative basis), which shall be delivered to Agent and Lenders at such weekly intervals as shall be requested by Agent.

         9. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Agent and Lenders pursuant to the Loan Agreement and the other Financing Agreements, Borrowers and Guarantors hereby represent, warrant and covenant with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

            (a) In addition to, and not in limitation of, Borrowers' reporting obligations set forth in Section 9.6(d) of the Loan Agreement, Borrowers shall provide to Agent, on a bi-weekly basis, a report summarizing Borrowers' efforts to complete the Rotorex Real Property Sale, the Polenz Sale, the Koppel Sale and the IAQ Sale, which reports shall be in form and substance satisfactory to Agent, shall be delivered to Agent until such time as all four
(4) of such sales have been consummated and shall be accompanied by such relevant documentation as Agent shall request, including, without limitation, any written offers to purchase or contracts of sale with respect to any of such assets at any time delivered to Borrowers;

            (b) As soon as practicable, but in no event later than thirty (30) days following the Amendment No. 3 Effective Date, (i) Eubank shall execute and deliver to Agent a Mortgage covering the Real Property known as 1998 FM2011, Longview, Texas and Vienna Industrial Park, Vienna, Georgia and (ii) Trion shall execute and deliver to Agent a Mortgage covering the Real Property known as 101 McNeil Road, Sanford, North Carolina 27330, each of which Mortgages shall be in form and substance satisfactory to Agent, shall be subject only to such liens and encumbrances as are permitted pursuant to
Section 9.8 of the Loan Agreement and shall be covered by such ALTA mortgagee title insurance policies issued in such amounts and by such title insurers as shall be acceptable to Agent;

            (c) Within thirty (30) days following the Amendment No. 3 Effective Date, Borrowers shall deliver to Agent evidence satisfactory to Agent of the perfection of the pledge to Agent of the shares of Capital Stock of Polenz and Koppel required pursuant to paragraph 10(c) below, including, without limitation, opinions of foreign counsel to Fedders located in such countries as Agent shall require with respect to the perfection of its pledge of such shares of Capital Stock;

            (d) Borrowers shall deliver to Agent, on or before January 15, 2007, evidence satisfactory to Agent that Fedders Corporation and Borrowers have received total Giordano Contributions in an aggregate amount of not less than $3,500,000, inclusive of the Giordano Contributions in the amount of $1,500,000, receipt of which constitutes a condition precedent to additional Supplemental Term Loans pursuant to paragraph 4(a)(ii) above. Failure of Borrowers to deliver such evidence to Agent by such date shall constitute an additional Event of Default under the Loan Agreement;

            (e) This Amendment has been duly executed and delivered by each Borrower and each Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of such Borrower or Guarantor contained herein constitute its legal, valid and binding obligations, enforceable against it in accordance with the terms hereof;

            (f) All of the representations and warranties set forth in the Loan Agreement, as amended by this Amendment, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except as affected by transactions expressly contemplated or permitted by this

Amendment and except to the extent that any such representation or warranty is made as of a specified date, in which case each such representation or warranty shall have been true and correct as of such date;

            (g) As of the date hereof and after giving effect to the amendments set forth in this Amendment, there exists no Default or Event of Default; and

            (h) All of the issued and outstanding shares of Capital Stock of Polenz are owned by Fedders GmbH & Co. KG, a limited partnership formed under the laws of Germany (the "German LP"), 100% of the equity of which is owned by Fedders International as the sole limited partner thereof, and the sole general partner of which German LP is Fedders Management GmbH. Fedders Management GmbH is duly authorized and has the legal right to execute and deliver, on behalf of the German LP, in favor of Agent, a stock pledge agreement as required by Section 10(c) with respect to 65% of the Capital Stock of Polenz. Except for five (5) shares of the issued and outstanding shares of Capital Stock of Koppel owned by nominees of Koppel, as required by applicable laws of the Philippines, Fedders International owns 100% of the issued and outstanding shares of Capital Stock of Koppel.

         10. Conditions Precedent. The effectiveness of the amendments made in this Amendment is subject to the satisfaction of each of the following conditions precedent:

            (a) Agent shall have received an executed copy (or executed faxed or electronic copy) of this Amendment duly authorized, executed and delivered by the parties hereto other than Agent;

            (b) as of the date of this Amendment, no Default or Event of Default shall have occurred and be continuing; and

            (c) Fedders International shall have pledged to Agent and granted to Agent a security interest in and lien upon sixty-five (65%) percent of the issued and outstanding shares of Capital Stock of Koppel and Fedders Management GmbH, on behalf of the German LP, shall have pledged to Agent and granted to Agent a security interest in and lien upon sixty-five (65%) percent of Polenz, in each case pursuant to documentation and in form and substance satisfactory to Agent.

         11. Amendment Fee. In consideration of the agreements of Agent and Lenders and the amendments to the Loan Agreement set forth in this Amendment, Borrowers shall pay to Agent, for the account of Lenders, a fee in the amount of $70,000, which fee is fully earned and payable by Borrowers to Agent as of the date hereof and may, at Agent's sole option, be charged by Agent to any account of Borrowers maintained by Agent.

         12. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional actions as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment.

         13. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

         14. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         15. Counterparts. This Amendment may be executed in any number of counterparts, all of which counterparts shall together constitute one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

         16. Inconsistencies; Effect; No Waiver. To the extent that any provision of the Loan Agreement or any Financing Agreement is inconsistent with the provisions of this Amendment, such other provision shall be deemed to be amended so that it is made consistent with the provisions of this Amendment. Except as expressly agreed herein, the Loan Agreement and all of the other Financing Agreements and all covenants, representations and warranties contained therein, are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms. Without limiting the generality of the foregoing, nothing contained in this Amendment shall be deemed or constitute a waiver of the provisions of
Section 9.7 of the Loan Agreement or any other applicable section or provision of the Loan Agreement or the Financing Agreement that limits or prohibits the Rotorex Real Property Sale, the Polenz Sale, the Koppel Sale and the IAQ Sale, and any such proposed sale shall be subject in all events to the provisions of
Section 9.7 of the Loan Agreement.

                           [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

AGENT:                                       BORROWERS:
-----                                        ---------

WACHOVIA BANK, NATIONAL ASSOCIATION,         FEDDERS NORTH AMERICA, INC.
as Agent and Issuing  Bank


By:                                          By:
     ---------------------                       -----------------------

Title:                                       Title:
        --------------------                       -----------------------

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION          EMERSON QUIET KOOL CORPORATION


By:                                          By:
     ---------------------                       -----------------------

Title:                                       Title:
        --------------------                       -----------------------





THE CIT GROUP BUSINESS CREDIT, INC.          COLUMBIA SPECIALTIES, INC.


By:                                          By:
     ---------------------                       -----------------------

Title:                                       Title:
        --------------------                       -----------------------






                                             TRION, INC.

                                             By:
                                                 -----------------------

                                             Title:
                                                   -----------------------






                                             ENVIRCO CORPORATION

                                             By:
                                                 -----------------------

                                             Title:
                                                   -----------------------

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                       EUBANK COIL COMPANY, formerly
                                       known as Fedders Eubank Company, Inc.

                                       By:
                                           -----------------------

                                       Title:
                                             -----------------------


                                       FEDDERS ADDISON COMPANY, INC.

                                       By:
                                           -----------------------

                                       Title:
                                             -----------------------


                                       FEDDERS ISLANDAIRE, INC.

                                       By:
                                           -----------------------

                                       Title:
                                             -----------------------


                                       ISLAND METAL FABRICATING, INC.

                                       By:
                                           -----------------------

                                       Title:
                                             -----------------------



                                       GUARANTORS:
                                       -----------

                                       FEDDERS CORPORATION

                                       By:
                                           -----------------------

                                       Title:
                                             -----------------------



                                       FEDDERS INTERNATIONAL, INC.

                                       By:
                                           -----------------------

                                       Title:
                                             -----------------------




                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                       FEDDERS INVESTMENT CORPORATION

                                       By:
                                           -----------------------

                                       Title:
                                             -----------------------


                                       FEDDERS, INC.

                                       By:
                                           -----------------------

                                       Title:
                                             -----------------------



                                       ROTOREX COMPANY, INC.

                                       By:
                                           -----------------------

                                       Title:
                                             -----------------------



                                       HERRMIDIFIER COMPANY, INC.

`                                      By:
                                           -----------------------

                                       Title:
                                             -----------------------